UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1.	Report to Shareholders.

TCW

DECEMBER 31

2016 ANNUAL REPORT

TCW Strategic Income Fund, Inc.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Shareholder,

TCW is pleased to present the 2016 annual report for TCW Strategic Income Fund, Inc. (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company LLC and is listed on the New York Stock Exchange. For 2016, the shareholders of the Fund realized a 6.56% return on investment (including distributions) and the Fund’s net asset value per share (“NAV”) increased by 4.49% (i.e., returns of the underlying assets), while the Fund’s custom benchmark gained 8.91%. The Fund’s price-based return exceeded the NAV-based return during the year which helped narrow the discount between NAV and share price from 9.6% at the beginning of the year to 8.3% at December 31, 2016. Annualized price-based performance for the trailing 3-Year period of 4.66% was in-line with the benchmark, while annualized price-based returns for the trailing 5-Year period and longer remained well ahead of the Fund’s benchmark.

In 2016, the Fund declared quarterly dividend distributions of $0.0487, $0.0520, $0.0520, and $0.0600 per share, as well as short-term and long-term capital gain distributions of $0.036 and $0.029, respectively, per share.

Fund Performance

	Annualized Total Return as of December 31, 2016
	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price Based Return	6.56	4.66	8.42	10.29	10.70	8.21
NAV Based Return	4.49	4.23	9.48	9.47	9.72	8.69
Custom Benchmark (1)	8.91	4.67	6.60	5.97	6.19	n/a

(1)	Custom Benchmark: 15% S&P 500 Index with Income, 15% Merrill Lynch Convertible Index, 45% Bloomberg Barclays Capital Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and NAV of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

This past year was full of surprises with market sentiment largely falling into two distinct phases. The first was marked by global growth concerns, a collapse in commodity prices, and continued efforts by central banks to stimulate their respective economies. Against this backdrop, rates fell with the 10-Year Treasury yield dropping by nearly 90 basis points from beginning of the year levels to a multi-year low of 1.35% in mid-July after the UK unexpectedly voted to leave the EU. The market consensus view that lackluster growth and low rates would persist into the foreseeable future was reinforced by ongoing global central bank accommodation which served to suppress both volatility and rates instead of boosting economic growth in any meaningful way. By mid-2016, these policies had created a record $13 trillion in negative yielding debt. However, improving U.S. economic data and rising inflation expectations towards the end of summer drove rates higher, marking the second phase. The most notable change during this phase and the rest of the year was the significant turnaround in market sentiment following the unexpected results of the U.S. election as investors seemed to price in only the upside potential from the new administration. Expectations for better growth and inflation that could result from fiscal stimulus, de-regulation, and infrastructure spending caused rates to lurch higher and the dollar to strengthen to the highest level in over 10 years.

Keeping pace with the about-face in market sentiment over the year, the Fed increased its target range for rates by 25 basis points in December and upgraded the forecast for the number of hikes in 2017 from two to three. Markets largely expected the hike, particularly given the improvements in the labor market and higher inflation data from the third

Letter to Shareholders (Continued)

quarter. However, market indicators, namely Fed Funds futures, do not yet reflect the risk that a fiscal boost to the economy at this point could drive inflation higher and prompt the Fed to accelerate the pace of rate increases beyond what they projected at the December Federal Open Market Committee meeting.

Throughout the year, persistent demand for yield in this low rate environment provided support to credit markets beyond what fundamental realities would seem to dictate. Despite a brief sell-off in the first quarter, credit spreads narrowed across all sectors over the year. Investment grade corporates struggled in the fourth quarter as rates rose rapidly, but returned 6.1% for the year, as commodity and energy related sectors continued to stage an impressive comeback from 2015. High yield led fixed income returns with a total return of over 17% for the year. However, in stark contrast with the yearly returns for the corporate market, leverage reached new highs while the default rate for high yield companies ended the year at approximately 7% in terms of issuers. Among securitized products, non-agency mortgage-backed securities (“MBS”) had another strong year, as higher home prices and faster loan amortization improved borrowers’ loan-to-value ratios allowing more borrowers to prepay their loans. Agency MBS, the only sector to lag Treasuries, was weighted down by the November sell-off in rates which overtook year-to-date gains. Commercial MBS (CMBS) gained 3.3% and saw excess returns over Treasuries of more than 235 basis points, led by non-agency issues as higher issuance in the agency CMBS space resulted in the sector’s relative underperformance. Finally, the asset-backed securities (“ABS”) sector was supported by the significant outperformance of student loans, as the largely concluded rating agency review of bonds at risk yielded a much smaller number of downgrades than initially anticipated. On the basis of the strong performance of the corporate sector, the Bloomberg Barclays Aggregate Index returned 2.7% for the year.

Performance for the Fund lagged the Custom Benchmark in 2016. The defensive duration position of the Fund weighed on returns over the first half of the year as interest rates generally declined through the summer months, but the drag was reversed, even as duration was mildly extended, as rates rose rapidly into year-end. As spreads widened early in the year, the allocation to investment grade credit increased, allowing the Fund a bit more participation in the credit market rally since February, though positioning remained conservative with less exposure to commodity related industries that led the sector. Performance was also held back by the underweight to high yield credit, convertible bonds, and equities, which gained 17%, 10%, and 12%, respectively, in 2016 as commodity prices recovered from February lows and demand for risk assets returned. Value was added with the out-of-Index allocation to non-agency MBS, a largely floating rate sector that paced securitized products with a return for the year of nearly 5.5%. In addition to improving fundamentals, non-agency MBS benefitted from cash settlements related to crisis-era reps and warrants litigation, and continued demand from insurance companies after a favorable NAIC ratings review in December. CMBS positioning favored non-agency issues at the start of the year, which rewarded the Fund as the sector tightened in considerably on lighter than expected issuance and solid demand from yield buyers, and the position was subsequently reduced. Among ABS, the emphasis on government guaranteed student loans contributed to positive returns as uncertainty associated with potential downgrades subsided as the rating review process neared conclusion in the latter part of 2016. Also additive to returns in 2016 was the fully currency hedged Japanese Government Bond (JGB) T-bill trade, which is essentially an arbitrage strategy exploiting the dislocation created by the demand for U.S. dollars from Japanese investors. This trade significantly enhanced the return of the money markets held in the Fund, hence, reducing the “cash drag.”

Despite market expectations of improved growth, TCW’s fundamental outlook for the fixed income markets has not changed — we still see signs of late cycle excesses in the credit markets while central banks have little ability to lean against poor fundamentals given prevailing low rates. What was already a vulnerable environment is magnified by the significant policy uncertainty introduced by the election. Markets appear to have priced in only the most optimistic scenario for growth that could result from tax policy reform, deregulation, and increased fiscal stimulus. Meanwhile, the negative growth impact from anti-trade and anti-immigration policies or the headwinds from a strong dollar, higher rates, and increasing inflation has not been properly taken into account.

The Fund’s strategy and positioning continue to be largely influenced by TCW’s view that interest rate pressures will heighten over time and that the aging credit cycle presents risks that are not appropriately priced into the market. Duration positioning remains shorter than the Index while sector allocations are conservative and issue selection is focused on higher-quality credits with yields that we believe provide fair value. Corporate credit exposure remains focused on regulated sectors like U.S. financials and electric utilities, as well as select industrials with stable cash flows, strong balance sheets, and solid asset coverage, with the position increasing during the year as additions were made across “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. High yield credit exposure in the Fund remains modest given relatively low yields and a wariness of weak and deteriorating fundamentals, though as this asset class unwinds and sentiment weakens, opportunities should arise. Securitized products continue to offer opportunities for attractive risk-adjusted returns, and positioning favors high quality, more senior positions, particularly non-agency MBS which continue to benefit from solid fundamentals and strong-handed sponsorship from a wide array of investors. Another ongoing theme is the Fund’s emphasis within ABS on government-guaranteed Federal Family Educational Loan Program (FFELP) student loan receivables. Value remains attractive given the integrity of the government guarantee, though spreads have tightened in materially as ratings have largely withstood review, and the position may be downsized accordingly if spreads continue to migrate tighter. Finally, CMBS remains an overweight, but with significant spread tightening over the year in the non-agency CMBS space the emphasis in private label issues was reduced, while the small allocation to agency-backed bonds was maintained given limited credit risk and better liquidity.

TSI’s equity exposure is currently implemented with long positions in S&P 500 Index futures that had a notional value representing 1.3% of the Fund’s market value as of December 31, 2016. The position was gradually trimmed from year-ago levels as equity valuations increased, though a meaningful correction in equity prices might lead to an increase in the equity allocation.

Modest leverage can be utilized by the Fund through a Line of Credit facility, though the Fund does not currently use any of the available $70 million commitment. Leverage has been used when market opportunity was abundant and has been subsequently scaled back in response to a market environment less conducive to risk taking. Additionally, the cash position in the Fund has been maintained for potential asset re-pricing.

We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (13.5% of Net Assets)
$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 2.34%, due 07/15/26 (1)(2)	$1,148,124
1,420,000	AMMC CLO, (16-19A-A), (144A), 2.38%, due 10/15/28 (1)(2)	1,420,658
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	490,071
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	323,038
565,000	BA Credit Card Trust, (07-A11-A11), 0.608%, due 12/15/19 (1)	564,885
780,475	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.462%, due 12/25/33 (1)(2)	729,192
636,848	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.952%, due 04/25/34 (1)(2)	606,832
627,381	Bayview Commercial Asset Trust, (04-2-A), (144A), 1.237%, due 08/25/34 (1)(2)	599,029
310,376	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.962%, due 01/25/35 (1)(2)	286,565
903,438	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.986%, due 12/25/36 (1)(2)	785,738
436,663	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.824%, due 07/25/37 (1)(2)	380,092
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 2.124%, due 02/25/35 (1)	2,174,779
565,000	Chase Issuance Trust, (12-A2-A2), 0.808%, due 05/15/19 (1)	565,273
940,880	CIT Education Loan Trust, (07-1-A), (144A), 0.95%, due 03/25/42 (1)(2)	879,208
700,000	Citibank Credit Card Issuance Trust, (08-A7-A7), 1.936%, due 05/20/20 (1)	711,461
640,000	Dryden Senior Loan Fund, (15-37A A), (144A), 2.38%, due 04/15/27 (1)(2)	641,594
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 1.392%, due 04/26/32 (1)(2)	1,205,931
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.934%, due 03/25/36 (1)(2)	1,485,587
2,350,738	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.234%, due 06/15/33 (1)(2)	2,112,232
270,604	GE Business Loan Trust, (05-1A-A3), (144A), 0.788%, due 06/15/33 (1)(2)	249,262
562,926	GE Business Loan Trust, (05-2A-A), (144A), 0.778%, due 11/15/33 (1)(2)	538,366
329,875	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29 (2)	310,385
326,363	Goal Capital Funding Trust, (06-1-B), 1.38%, due 08/25/42 (1)(3)	287,253
518,200	Higher Education Funding I, (14-1-A), (144A), 1.98%, due 05/25/34 (1)(2)	500,192
159,920	Honda Auto Receivables Owner Trust, (14-2-A3), 0.77%, due 03/19/18	159,793
260,428	Honda Auto Receivables Owner Trust, (15-1-A3), 1.05%, due 10/15/18	260,301
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21 (2)	543,768
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.534%, due 11/25/48 (1)(2)	534,597
107,166	Nissan Auto Receivables Owner Trust, (13-C-A3), 0.67%, due 08/15/18	107,093
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.786%, due 10/25/41 (1)	2,158,833
259,538	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (2)	262,005
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.692%, due 03/28/46 (1)(2)	977,003
465,891	SLC Student Loan Trust, (04-1-B), 1.107%, due 08/15/31 (1)	403,310
406,777	SLC Student Loan Trust, (05-2-B), 1.13%, due 03/15/40 (1)	342,591
575,645	SLC Student Loan Trust, (06-1-B), 1.06%, due 03/15/39 (1)	482,383
923,853	SLC Student Loan Trust, (06-2-A5), 0.95%, due 09/15/26 (1)	914,598
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.6%, due 12/15/25 (1)(2)	2,251,671
495,214	SLM Student Loan Trust, (04-2-B), 1.351%, due 07/25/39 (1)	429,451
523,451	SLM Student Loan Trust, (05-4-B), 1.061%, due 07/25/40 (1)	451,777
571,313	SLM Student Loan Trust, (05-9-B), 1.181%, due 01/25/41 (1)	489,811
1,400,000	SLM Student Loan Trust, (06-2-A6), 1.051%, due 01/25/41 (1)	1,316,381
1,400,000	SLM Student Loan Trust, (06-8-A6), 1.041%, due 01/25/41 (1)	1,257,878
174,249	SLM Student Loan Trust, (07-6-B), 1.731%, due 04/27/43 (1)	153,762
150,000	SLM Student Loan Trust, (07-7-B), 1.631%, due 10/27/70 (1)	122,598
112,114	SLM Student Loan Trust, (07-8-B), 1.881%, due 04/27/43 (1)	98,686

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2016

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (13.5% of Net Assets) (Continued)
$225,000	SLM Student Loan Trust, (08-2-B), 2.081%, due 01/25/83 (1)	$196,766
225,000	SLM Student Loan Trust, (08-3-B), 2.081%, due 04/26/83 (1)	200,261
225,000	SLM Student Loan Trust, (08-4-B), 2.731%, due 04/25/29 (1)	208,793
225,000	SLM Student Loan Trust, (08-5-B), 2.731%, due 07/25/29 (1)	210,315
225,000	SLM Student Loan Trust, (08-6-B), 2.731%, due 07/26/83 (1)	209,753
225,000	SLM Student Loan Trust, (08-7-B), 2.731%, due 07/26/83 (1)	209,839
225,000	SLM Student Loan Trust, (08-8-B), 3.131%, due 10/25/29 (1)	216,356
225,000	SLM Student Loan Trust, (08-9-B), 3.131%, due 10/25/83 (1)	220,360
745,821	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46 (2)	854,312
434,521	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36 (2)	514,575
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0%, due 07/01/42 (1)(2)(4)	1,129,750
64,845	Toyota Auto Receivables Owner Trust, (14-A-A3), 0.67%, due 12/15/17	64,818
376,354	Vermont Student Assistance Corp., (12-1-A), 1.292%, due 07/28/34 (1)	366,919

	Total Asset-Backed Securities (Cost: $37,592,821)	37,316,854

	Collateralized Mortgage Obligations (56.3%)
	Commercial Mortgage-Backed Securities — Agency (1.1%)
11,616,681	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.451%, due 02/25/18(I/O) (1)	144,507
6,257,057	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.076%, due 01/25/19(I/O) (1)	249,286
12,000,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KS07-X), 0.653%, due 09/25/25(I/O) (1)	559,970
509,590	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	521,478
4,922,216	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.224%, due 01/25/20(I/O) (1)	139,813
7,819,254	Federal National Mortgage Association, (11-M5-A2), 1.154%, due 07/25/21(ACES)(I/O) (1)	330,452
450,442	Federal National Mortgage Association, (12-M11-FA), 1.028%, due 08/25/19(ACES) (1)	449,125
13,053,368	Government National Mortgage Association, (09-114-IO), 0.014%, due 10/16/49(I/O) (1)	128,422
6,203,188	Government National Mortgage Association, (11-152-IO), 0.826%, due 08/16/51(I/O) (1)	179,923
6,861,857	Government National Mortgage Association, (14-125-IO), 0.987%, due 11/01/54(I/O) (1)	496,505

	Total Commercial Mortgage-Backed Securities — Agency	3,199,481

	Commercial Mortgage-Backed Securities — Non-Agency (1.4%)
260,000	BAMLL Commercial Mortgage Securities Trust, (14-520M-A), (144A), 4.184%, due 08/15/46 (1)(2)	279,455
8,143,772	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.132%, due 09/10/45(I/O) (1)(2)(5)	515,970
4,525,820	COMM Mortgage Trust, (13-CR12-XA), 1.357%, due 10/10/46(I/O) (1)	279,917
775,000	Credit Suisse Mortgage Trust, (10-RR2-1B), (144A), 5.509%, due 04/15/47 (1)(2)	776,402
222,355	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.299%, due 08/05/32 (2)	226,618
240,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32 (2)	252,164

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$3,967,873	JPMorgan Chase Commercial Mortgage Securities Trust, (13-LC11-XA), 1.431%, due 04/15/46(I/O) (1)	$238,670
937,091	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	953,112
255,000	OBP Depositor LLC Trust, (10-OBP-A), (144A), 4.646%, due 07/15/45 (2)	271,363

	Total Commercial Mortgage-Backed Securities — Non-Agency	3,793,671

	Residential Mortgage-Backed Securities — Agency (1.6%)
177,997	Federal Home Loan Mortgage Corp., (1673-SD), 14.521%, due 02/15/24(I/F) (PAC) (1)	218,742
384,347	Federal Home Loan Mortgage Corp., (1760-ZD), 1.76%, due 02/15/24 (1)	377,168
211,889	Federal Home Loan Mortgage Corp., (2990-JK), 19.851%, due 03/15/35(I/F) (1)	294,844
3,637,783	Federal Home Loan Mortgage Corp., (3122-SG), 5.091%, due 03/15/36(I/O) (I/F) (TAC) (PAC) (1)	651,499
1,098,648	Federal Home Loan Mortgage Corp., (3239-SI), 6.111%, due 11/15/36(I/O) (I/F) (PAC) (1)	212,173
482,573	Federal Home Loan Mortgage Corp., (3323-SA), 5.571%, due 05/15/37(I/O) (I/F) (1)	62,469
422,318	Federal Home Loan Mortgage Corp., (3459-JS), 5.711%, due 06/15/38(I/O) (I/F) (1)	62,864
2,154,816	Federal Home Loan Mortgage Corp., (4030-HS), 6.071%, due 04/15/42(I/O) (I/F) (1)	392,031
2,855,262	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F) (1)	89,942
322,688	Federal National Mortgage Association, (07-42-SE), 5.525%, due 05/25/37(I/O) (I/F) (1)	46,532
2,919,424	Federal National Mortgage Association, (07-48-SD), 5.515%, due 05/25/37(I/O) (I/F) (1)	465,660
574,436	Federal National Mortgage Association, (09-69-CS), 6.165%, due 09/25/39(I/O) (I/F) (1)	105,010
3,115,154	Government National Mortgage Association, (06-35-SA), 6.038%, due 07/20/36(I/O) (I/F) (1)	532,708
5,308,647	Government National Mortgage Association, (06-61-SA), 4.188%, due 11/20/36(I/O) (I/F) (TAC) (1)	504,135
3,166,439	Government National Mortgage Association, (08-58-TS), 5.838%, due 05/20/38(I/O) (I/F) (TAC) (1)	390,440

	Total Residential Mortgage-Backed Securities — Agency	4,406,217

	Residential Mortgage-Backed Securities — Non-Agency (52.2%)
614,188	ACE Securities Corp., (04-IN1-A1), 1.232%, due 05/25/34 (1)	568,360
1,871,572	ACE Securities Corp., (07-ASP1-A2C), 0.852%, due 03/25/37 (1)	1,048,597
1,273,342	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.24%, due 08/25/35 (1)	394,284
761,763	Adjustable Rate Mortgage Trust, (06-1-2A1), 4.225%, due 03/25/36 (1)(3)	609,793
678,251	Asset-Backed Funding Certificates, (05-HE2-M2), 1.342%, due 06/25/35 (1)	675,502
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 0.892%, due 05/25/37 (1)(2)	1,249,630
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.884%, due 01/25/36 (1)	1,384,325
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.854%, due 03/25/36 (1)	2,345,064
1,007,305	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.734%, due 12/25/36 (1)	939,383
1,311,205	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.984%, due 11/25/35 (1)(3)	1,037,305
1,832,056	Banc of America Funding Corp., (15-R3-6A2), (144A), 0.704%, due 05/28/36 (2)	1,389,913
792,468	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	804,152
502,869	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36 (3)	471,097
155,814	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37 (2)	159,798
582,309	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.206%, due 05/27/37 (1)(2)	580,903
1,100,097	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,097,779
355,590	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.729%, due 03/26/37 (1)(2)	354,566
834,429	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 3.262%, due 10/25/33 (1)	830,333

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2016

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$737,706	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.89%, due 10/25/35 (1)	$714,621
1,441,005	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.639%, due 06/25/47 (1)(3)	1,325,624
1,238,807	Bear Stearns ALT-A Trust, (05-3-4A3), 2.861%, due 04/25/35 (1)	1,196,834
888,839	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35 (1)	879,252
563,195	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 1.044%, due 04/25/36 (1)	539,438
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.78%, due 01/25/35	472,930
2,647,058	Centex Home Equity Loan Trust, (06-A-AV4), 0.842%, due 06/25/36 (1)	2,636,736
1,268,295	CIM Trust, (15-4AG-A1), (144A), 2.532%, due 10/25/57 (1)(2)	1,267,779
874,994	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.93%, due 10/25/35 (1)	885,881
2,314,834	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 3.111%, due 10/25/35 (1)(3)	1,936,919
508,043	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.824%, due 10/25/36 (1)	499,164
2,188,250	Citigroup Mortgage Loan Trust, Inc., (14-10-2A2), (144A), 0.784%, due 07/25/37 (1)(2)	1,925,628
1,409,351	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (3)	1,323,720
790,023	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (3)	700,863
1,254,744	COLT Mortgage Loan Trust, (16-1-A1), (144A), 3%, due 05/25/46 (2)	1,267,292
232,355	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	247,624
1,815,113	Conseco Finance Securitizations Corp., (99-6-A1), (144A), 7.36%, due 06/01/30 (2)	1,315,346
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,222,522
414,208	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20 (3)	406,188
962,981	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.484%, due 10/25/47 (1)	896,517
1,433,942	Countrywide Home Loans, (04-HYB4-B1), 3.093%, due 09/20/34 (1)(3)	319,447
34,949,433	Countrywide Home Loans, (06-14-X), 0.226%, due 09/25/36(I/O) (1)	279,424
1,881,154	Countrywide Home Loans, (06-HYB2-1A1), 3.131%, due 04/20/36 (1)(3)	1,397,648
622,777	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.324%, due 06/25/34 (1)	602,187
1,685,158	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (3)	1,215,142
941,790	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (3)	719,727
1,066,227	Credit Suisse Mortgage Trust, (12-2R-1A2), (144A), 3.071%, due 05/27/35 (1)(2)	861,896
800,672	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32	789,609
1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 1.034%, due 07/25/35 (1)	1,228,952
1,664,960	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.403%, due 01/25/36	1,222,250
3,030,617	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.502%, due 12/25/36	2,107,063
1,521,559	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.398%, due 02/25/37	1,114,488
1,494,950	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2C), 4.398%, due 02/25/37	1,094,856
1,712,257	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.929%, due 03/25/37	959,029
1,041,299	CSMC Trust, (14-CIM1-A1), (144A), 2.282%, due 01/25/58 (1)(2)	1,046,470
2,625,655	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 5.817%, due 06/25/36 (1)(3)	2,274,909
1,101,413	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.782%, due 02/25/37 (1)(3)	886,371
636,991	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36 (1)	542,729
1,224,057	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.752%, due 10/25/36 (1)	884,488

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,455,888	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.794%, due 12/25/37 (1)	$962,017
832,395	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.96%, due 12/25/35 (1)(3)	740,126
399,693	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	437,498
510,030	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (1)	555,762
180,463	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	186,410
74,813	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (1)	77,542
350,495	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (1)	374,441
427,448	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	439,374
365,522	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (1)	391,427
387,044	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (1)	417,672
952,615	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30 (1)	1,013,541
1,838,295	GSAA Home Equity Trust, (06-13-AF6), 6.039%, due 07/25/36	1,090,901
684,788	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.764%, due 05/25/36 (1)(3)	531,595
551,869	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.101%, due 05/25/35 (1)	528,706
731,343	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	673,125
825,829	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.882%, due 01/25/36 (1)	823,565
846,859	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 3.066%, due 10/25/34 (1)	818,181
985,359	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 3.029%, due 10/25/35 (1)(3)	845,187
1,266,858	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 2.107%, due 07/25/36(I/O) (1)	14,048
1,112,974	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 3.261%, due 06/25/36 (1)(3)	819,407
1,772,935	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 3.173%, due 05/25/37 (1)(3)	1,434,036
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.782%, due 04/25/37 (1)	1,517,754
121,809	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (1)	121,406
1,073,472	JPMorgan Alternative Loan Trust, (06-A2-5A1), 3.119%, due 05/25/36 (1)(3)	746,655
1,186,466	JPMorgan Mortgage Acquisition Corp., (05-FRE1-A2F3), 5.627%, due 10/25/35	1,179,298
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.986%, due 11/25/36 (1)	1,151,654
768,101	JPMorgan Mortgage Acquisition Trust, (07-CH4-A4), 0.752%, due 01/25/36 (1)	725,903
726,914	JPMorgan Mortgage Trust, (04-A6-5A1), 3.282%, due 12/25/34 (1)	699,531
233,880	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	171,390
1,863,000	JPMorgan Resecuritization Trust, (15-4-1A5), (144A), 0.724%, due 06/26/47 (1)(2)	1,409,346
4,238,959	JPMorgan Resecuritization Trust, (15-4-2A2), (144A), 3.445%, due 06/26/47 (1)(2)	1,322,681
208,396	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (1)	217,378
1,397,479	Lehman XS Trust, (06-10N-1A3A), 0.794%, due 07/25/46 (1)(3)	1,123,304
2,006,486	Lehman XS Trust, (06-12N-A31A), 0.784%, due 08/25/46 (1)(3)	1,557,084
1,570,882	Long Beach Mortgage Loan Trust, (04-4-M1), 1.492%, due 10/25/34 (1)	1,446,922
1,359,671	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (3)	992,530
554,213	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 0.892%, due 01/25/36 (1)	546,820
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 1.036%, due 05/25/37 (1)	1,371,591
898,544	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.714%, due 06/25/37 (1)	643,753
1,834,807	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.764%, due 06/25/37 (1)	1,283,055
579,655	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 3.18%, due 08/25/36 (1)(3)	535,512
487,877	Mid-State Trust, (04-1-B), 8.9%, due 04/25/37	558,256
487,877	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	520,589
326,185	Mid-State Trust, (6-A1), 7.34%, due 12/25/35	346,215

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2016

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$292,261	Mid-State Trust, (6-A3), 7.54%, due 02/25/36	$308,164
816,495	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.792%, due 09/15/29 (1)	803,117
1,196,336	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 1.387%, due 07/15/30 (1)	1,180,804
1,226,812	Morgan Stanley ABS Capital I, Inc. Trust, (06-HE3-A1), 0.732%, due 06/15/31 (1)	1,170,340
919,131	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 3.993%, due 09/15/22 (1)(3)	646,390
1,329,294	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.872%, due 09/15/31 (1)	1,283,717
835,626	MortgageIT Trust, (05-5-A1), 0.844%, due 12/25/35 (1)	769,504
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.842%, due 04/25/37 (1)	2,839,308
1,256,227	New Century Home Equity Loan Trust, (05-B-A2D), 0.984%, due 10/25/35 (1)	1,255,270
1,700,000	New Century Home Equity Loan Trust, (06-C-A2D), 0.924%, due 12/25/35 (1)	1,497,510
1,694,351	Nomura Asset Acceptance Corp., (06-AR1-1A), 4.291%, due 02/25/36 (1)	1,297,119
2,015,777	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29 (1)	1,380,906
788,919	Oakwood Mortgage Investors, Inc., (00-D-A4), 7.4%, due 07/15/30 (1)	501,773
1,412,321	Oakwood Mortgage Investors, Inc., (01-C-A3), 6.61%, due 06/15/31 (1)	535,941
1,104,133	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (1)	928,412
639,711	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (1)	585,345
417,590	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (1)	438,713
451,982	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28 (1)	463,708
122,268	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	123,179
428,260	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	451,378
1,246,425	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30 (1)	1,096,196
873,860	Park Place Securities, Inc., (05-WCW1-M1), 1.042%, due 09/25/35 (1)	870,613
459,015	Park Place Securities, Inc., (05-WHQ2-M1), 1.386%, due 05/25/35 (1)	459,804
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.183%, due 01/25/36	557,217
1,066,405	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36 (3)	901,525
1,140,000	RASC Series Trust, (05-KS11-M1), 0.984%, due 12/25/35 (1)	1,126,672
2,143,941	RBSSP Resecuritization Trust, (12-6-4A2), (144A), 0.864%, due 01/26/36 (1)(2)	1,919,824
1,741,441	Residential Accredit Loans, Inc., (05-QA7-A1), 3.679%, due 07/25/35 (1)(3)	1,353,617
1,055,152	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.764%, due 07/25/35 (1)(3)	869,042
1,267,612	Residential Accredit Loans, Inc., (06-QA10-A2), 0.764%, due 12/25/36 (1)(3)	1,076,710
790,990	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC) (3)	725,366
19,164,198	Residential Accredit Loans, Inc., (06-QS11-AV), 0.345%, due 08/25/36(I/O) (1)	298,526
8,911,832	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.751%, due 06/25/36(I/O) (1)	262,640
1,774,106	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (3)	1,527,926
21,713,427	Residential Accredit Loans, Inc., (07-QS2-AV), 0.325%, due 01/25/37(I/O) (1)	297,239
22,037,298	Residential Accredit Loans, Inc., (07-QS3-AV), 0.34%, due 02/25/37(I/O) (1)	328,598
517,943	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC) (3)	428,398
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.874%, due 08/25/36 (1)	1,187,404
1,249,767	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36 (3)	951,627
3,451,570	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	650,837
54,165,200	Residential Funding Mortgage Securities, (06-S9-AV), 0.312%, due 09/25/36(I/O) (1)	494,569
88,931	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	89,967
388,914	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30 (2)	394,641
2,926,000	Saxon Asset Securities Trust, (07-3-2A4), 1.082%, due 09/25/47 (1)	1,770,437
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.812%, due 01/25/37 (1)	2,993,153

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,400,000	Soundview Home Loan Trust, (06-1-A4), 0.884%, due 02/25/36 (1)	$1,319,439
1,500,000	Soundview Home Loan Trust, (06-EQ1-A4), 0.834%, due 10/25/36 (1)	1,158,218
584,568	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 3.079%, due 10/25/35 (1)(3)	440,780
715,053	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47 (1)(3)	584,786
1,000,183	Structured Asset Investment Loan Trust, (05-3-M2), 1.252%, due 04/25/35 (1)	986,434
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 1.014%, due 11/25/35 (1)	987,293
1,600,000	Structured Asset Securities Corp., (06-GEL4-A3), (144A), 0.884%, due 10/25/36 (1)(2)	1,518,932
2,726,819	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.734%, due 01/25/37 (1)	1,663,060
6,897,025	Wells Fargo Alternative Loan Trust, (07-PA2-2A2), 5.485%, due 06/25/37(I/O) (1)	930,932
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.802%, due 01/25/37 (1)	646,962
1,186,541	Wells Fargo Home Equity Trust, (06-2-A4), 0.842%, due 07/25/36 (1)	1,185,015
764,594	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 3.08%, due 07/25/36 (1)(3)	753,616
585,153	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.948%, due 04/25/37 (1)(3)	543,578
338,654	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	356,266

	Total Residential Mortgage-Backed Securities — Non-Agency	144,679,992

	Total Collateralized Mortgage Obligations (Cost: $144,488,379)	156,079,361

	Corporate Bonds (19.2%)
	Aerospace/Defense (0.4%)
1,000,000	United Technologies Corp., 1.778%, due 05/04/18	1,000,545

	Airlines (0.9%)
330,415	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	358,698
884,788	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	955,018
457,823	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	520,774
580,433	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	648,634

	Total Airlines	2,483,124

	Auto Manufacturers (0.4%)
350,000	Ford Motor Credit Co. LLC, 1.684%, due 09/08/17	349,757
450,000	Ford Motor Credit Co. LLC, 3%, due 06/12/17	452,696
200,000	General Motors Financial Co., Inc., 3.2%, due 07/06/21	197,844

	Total Auto Manufacturers	1,000,297

	Banks (4.0%)
1,000,000	Bank of America Corp., 3.875%, due 08/01/25	1,018,677
750,000	Bank of America Corp., 4%, due 04/01/24	774,716
1,000,000	Bank of America Corp., 5.65%, due 05/01/18	1,049,122
650,000	Bank of America Corp., 5.75%, due 12/01/17	673,451
750,000	Bank of America Corp., 6.875%, due 04/25/18	796,911
2,000,000	Citigroup, Inc., 1.48%, due 08/25/36 (1)	1,593,554
500,000	Citigroup, Inc., 6%, due 08/15/17	513,797
500,000	Discover Bank / Greenwood DE, 2%, due 02/21/18	500,060
500,000	JPMorgan Chase & Co., 3.9%, due 07/15/25	515,882

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2016

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	$709,109
1,110,000	Lloyds Banking Group PLC (United Kingdom), 4.65%, due 03/24/26	1,125,187
400,000	Morgan Stanley, 3.875%, due 04/29/24	410,880
1,000,000	Morgan Stanley, 6.625%, due 04/01/18	1,057,845
450,000	Wells Fargo & Co., 3%, due 04/22/26	427,904

	Total Banks	11,167,095

	Beverages (0.4%)
211,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	214,647
389,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	422,532
263,000	Constellation Brands, Inc., 6%, due 05/01/22	297,937
275,000	DS Services of America, Inc., (144A), 10%, due 09/01/21 (2)	302,844

	Total Beverages	1,237,960

	Biotechnology (0.6%)
690,000	Amgen, Inc., (144A), 4.663%, due 06/15/51 (2)	666,284
500,000	Biogen, Inc., 5.2%, due 09/15/45	537,226
500,000	Celgene Corp., 4.625%, due 05/15/44	491,437

	Total Biotechnology	1,694,947

	Chemicals (0.2%)
150,000	Axalta Coating Systems LLC, (144A), 4.875%, due 08/15/24 (2)	150,750
280,000	Valvoline, Inc., (144A), 5.5%, due 07/15/24 (2)	290,500

	Total Chemicals	441,250

	Commercial Services (0.1%)
355,000	IHS Markit, Ltd., (144A), 5%, due 11/01/22 (2)	370,087

	Computers (0.3%)
670,000	Apple, Inc., 4.65%, due 02/23/46	725,327

	Diversified Financial Services (0.3%)
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (2)	269,531
490,050	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30 (2)	589,603

	Total Diversified Financial Services	859,134

	Electric (0.9%)
275,000	Dominion Resources, Inc., 4.104%, due 04/01/21	286,741
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25 (2)	774,916
910,965	Mirant Mid-Atlantic LLC, Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	769,766
500,000	Puget Energy, Inc., 6%, due 09/01/21	560,544

	Total Electric	2,391,967

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Engineering & Construction (0.4%)
$700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23 (2)	$748,093
279,000	SBA Communications Corp., (144A), 4.875%, due 09/01/24 (2)	276,559

	Total Engineering & Construction	1,024,652

	Entertainment (0.2%)
275,000	Churchill Downs, Inc., 5.375%, due 12/15/21	286,687
130,000	GLP Capital LP / GLP Financing II, Inc., 5.375%, due 04/15/26	135,902

	Total Entertainment	422,589

	Environmental Control (0.0%)
135,000	Clean Harbors, Inc., 5.125%, due 06/01/21	138,483

	Food (0.2%)
400,000	Kraft Heinz Foods Co., 3%, due 06/01/26	376,293
130,000	Lamb Weston Holdings, Inc., (144A), 4.625%, due 11/01/24 (2)	130,650
130,000	Lamb Weston Holdings, Inc., (144A), 4.875%, due 11/01/26 (2)	129,188

	Total Food	636,131

	Food Service (0.1%)
220,000	Aramark Services, Inc., (144A), 4.75%, due 06/01/26 (2)	219,450
60,000	Aramark Services, Inc., (144A), 5.125%, due 01/15/24 (2)	62,025

	Total Food Service	281,475

	Healthcare-Products (0.0%)
130,000	Hill-Rom Holdings, Inc., (144A), 5.75%, due 09/01/23 (2)	134,875

	Healthcare-Services (1.0%)
330,000	Centene Corp., 4.75%, due 01/15/25	322,987
300,000	DaVita, Inc.., 5%, due 05/01/25	297,300
130,000	Fresenius Medical Care US Finance, Inc., (144A), 5.75%, due 02/15/21 (2)	141,050
50,000	HCA, Inc., 5%, due 03/15/24	51,563
550,000	HCA, Inc., 5.875%, due 03/15/22	594,000
1,000,000	Humana, Inc., 7.2%, due 06/15/18	1,075,100
175,000	Tenet Healthcare Corp., 4.463%, due 06/15/20 (1)	177,187
76,000	Tenet Healthcare Corp., 6%, due 10/01/20	79,800
140,000	Tenet Healthcare Corp., 6.75%, due 06/15/23	124,075
50,000	Tenet Healthcare Corp., (144A), 7.5%, due 01/01/22 (2)	52,156

	Total Healthcare-Services	2,915,218

	Home Improvement (0.1%)
280,000	Scotts Miracle-Gro Co. (The), (144A), 5.25%, due 12/15/26 (2)	280,700

	Insurance (0.8%)
500,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (2)	581,264
600,000	MetLife, Inc., 6.4%, due 12/15/66	651,000
1,000,000	Nationwide Mutual Insurance Co., (144A), 3.253%, due 12/15/24 (1)(2)	982,500

	Total Insurance	2,214,764

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2016

Principal Amount	Fixed Income Securities	Value
	Lodging (0.1%)
$202,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	$208,679

	Media (1.0%)
360,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23 (2)	374,850
150,000	CBS Corp., 4%, due 01/15/26	152,658
150,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.75%, due 02/15/26 (2)	155,633
800,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, due 07/23/22	833,290
150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, due 10/23/45	173,370
430,000	CSC Holdings LLC, (144A), 5.5%, due 04/15/27 (2)	437,525
150,000	DISH DBS Corp., 5.125%, due 05/01/20	155,625
280,000	LIN Television Corp., 5.875%, due 11/15/22	285,600
140,000	Nexstar Broadcasting, Inc., (144A), 6.125%, due 02/15/22 (2)	145,600

	Total Media	2,714,151

	Miscellaneous Manufacturers (0.6%)
2,000,000	General Electric Corp., 1.385%, due 08/15/36 (1)	1,719,516

	Oil & Gas (0.1%)
280,000	Gulfport Energy Corp., (144A), 6.375%, due 05/15/25 (2)	284,256

	Packaging & Containers (0.4%)
200,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 3.963%, due 12/15/19 (1)(2)	203,500
280,000	Graphic Packaging International, Inc., 4.125%, due 08/15/24	268,100
280,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg), 5.75%, due 10/15/20	289,800
275,000	Sealed Air Corp., (144A), 5.25%, due 04/01/23 (2)	286,687

	Total Packaging & Containers	1,048,087

	Pharmaceuticals (0.9%)
417,000	AbbVie, Inc., 3.2%, due 05/14/26	395,520
1,000,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	1,002,929
300,000	Baxalta, Inc., 2.875%, due 06/23/20	300,171
200,000	Grifols Worldwide Operations, Ltd. (Ireland), 5.25%, due 04/01/22	208,000
500,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23 (2)	380,000
150,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25 (2)	113,250

	Total Pharmaceuticals	2,399,870

	Pipelines (0.9%)
50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	56,262
300,000	Energy Transfer Partners LP, 3.903%, due 11/01/66 (1)	236,063
490,000	Energy Transfer Partners LP, 6.125%, due 02/15/17	492,544
500,000	EQT Midstream Partners LP, 4.125%, due 12/01/26	488,365
600,000	Texas Eastern Transmission LP, (144A), 2.8%, due 10/15/22 (2)	584,864

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Pipelines (Continued)
$200,000	Williams Partners LP, 3.6%, due 03/15/22	$201,288
400,000	Williams Partners LP, 6.3%, due 04/15/40	427,593

	Total Pipelines	2,486,979

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,396,241

	REIT (1.7%)
135,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	141,750
750,000	Education Realty Operating Partnership LP, 4.6%, due 12/01/24	742,797
630,000	HCP, Inc., 4.25%, due 11/15/23	644,032
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	769,381
950,000	SL Green Realty Corp., 5%, due 08/15/18	982,530
280,000	VEREIT Operating Partnership LP, 3%, due 02/06/19	278,950
1,000,000	Welltower, Inc., 4.125%, due 04/01/19	1,036,314

	Total REIT	4,595,754

	Retail (0.3%)
755,000	Walgreens Boots Alliance, Inc., 3.45%, due 06/01/26	742,584
225,000	Walgreens Boots Alliance, Inc., 4.8%, due 11/18/44	231,190

	Total Retail	973,774

	Semiconductors (0.1%)
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 4.125%, due 06/01/21 (2)	207,000

	Software (0.3%)
480,000	First Data Corp., (144A), 5%, due 01/15/24 (2)	484,354
280,000	MSCI, Inc., (144A), 4.75%, due 08/01/26 (2)	279,650
140,000	Quintiles IMS, Inc., (144A), 4.875%, due 05/15/23 (2)	142,401

	Total Software	906,405

	Telecommunications (1.0%)
400,000	AT&T, Inc., 4.3%, due 12/15/42	359,191
675,000	AT&T, Inc., 4.75%, due 05/15/46	641,972
120,000	Level 3 Financing, Inc., (144A), 5.25%, due 03/15/26 (2)	118,950
75,000	Level 3 Financing, Inc., 5.625%, due 02/01/23	77,063
75,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18 (2)	82,781
427,000	T-Mobile USA, Inc., 6.633%, due 04/28/21	446,749
100,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	104,875
400,000	Verizon Communications, Inc., 4.522%, due 09/15/48	385,145
500,000	Verizon Communications, Inc., 5.85%, due 09/15/35	572,786

	Total Telecommunications	2,789,512

	Total Corporate Bonds (Cost: $52,263,508)	53,150,844

	Municipal Bonds (1.4%)
705,000	Alabama Economic Settlement Authority, Revenue Bond, 4.263%, due 09/15/32	722,124
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,168,660

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2016

Principal Amount		Fixed Income Securities	Value
		Municipal Bonds (Continued)
	$1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	$1,147,040
	800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	910,080

		Total Municipal Bonds (Cost: $3,950,258)	3,947,904

		U.S. Treasury Securities (3.4%)
	8,400,000	U.S. Treasury Note, 0.625%, due 08/31/17	8,392,399
	1,000,000	U.S. Treasury Note, 0.723%, due 10/31/17 (1)	1,001,467

		Total U.S. Treasury Securities (Cost: $9,389,958)	9,393,866

		Total Fixed Income Securities (Cost: $ 247,684,924) (93.8%)	259,888,829

Number of Shares		Common Stock
		Electric (0.0%)
	11,293	Mach Gen, LLC (5)(6)	29,176

		REIT (0.9%)
	134,886	AGNC Investment Corp.	2,445,483

		Total Common Stock (Cost: $ 2,910,069) (0.9%)	2,474,659

		Money Market Investments
	6,279,785	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.42% (7)	6,279,785

		Total Money Market Investments (Cost: $6,279,785) (2.3%)	6,279,785

Principal Amount		Short Term Investments
		Foreign Government Bonds (2.4%)
JPY	500,000,000	Japan Treasury Bill, 0%, due 01/10/17(8)	4,287,032
JPY	40,000,000	Japan Treasury Bill, 0%, due 03/13/17(8)	343,166
JPY	230,000,000	Japan Treasury Bill, 0%, due 03/27/17(8)	1,973,548

		Total Foreign Government Bonds (Cost: $7,216,577)	6,603,746

		U.S. Treasury Securities (2.6%)
	$2,995,000	U.S. Treasury Bill, 0.446%, due 02/23/17(8)	2,993,023
	300,000	U.S. Treasury Bill, 0.513%, due 04/06/17(8)(9)	299,596
	4,095,000	U.S. Treasury Bill, 0.527%, due 04/13/17(8)	4,088,915

		Total U.S. Treasury Securities (Cost: $7,382,978)	7,381,534

		Total Short-Term Investments (Cost: $14,599,555) (5.0%)	13,985,280

		Total Investments (Cost: $271,474,333) (102.0%)	282,628,553
		Liabilities in Excess of Other Assets (-2.0%)	(5,496,772)

		Net Assets (100.0%)	$277,131,781

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Futures Contracts — Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
BUY
32	S&P 500 E-Mini Index Futures	03/17/17	$3,577,920	$7,621

			$3,577,920	$7,621

SELL
53	10-Year U.S. Treasury Note Futures	03/22/17	$6,586,906	$46,756
10	U.S. Ultra Long Bond Futures	03/22/17	1,602,500	25,759

			$8,189,406	$72,515

Forward Currency Contracts — OTC

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (10)
Citibank N.A.	JPY	500,000,000	01/10/17	$4,380,508	$4,288,741	$91,767
JP Morgan Chase Bank	JPY	40,000,000	01/13/17	350,300	343,175	7,125
Bank of America	JPY	230,000,000	03/27/17	1,954,876	1,980,139	(25,263)

				$6,685,684	$6,612,055	$73,629

Notes to Schedule of Investments:

(1)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2016.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At December 31, 2016, the value of these securities amounted to $55,717,021 or 20.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted as a result.
(4)	Security is not accruing interest.
(5)	Restricted security (Note 9).
(6)	Non-income producing security.
(7)	Rate disclosed is the 7-day net yield as of December 31, 2016.
(8)	Rate shown represents yield-to-maturity.
(9)	All or a portion of this security is held as collateral for open futures contracts.
(10)	Fund sells foreign currency, buys U.S. Dollar.
JPY	- Japanese Yen.
ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
OTC	- Over the Counter.
PAC	- Planned Amortization Class.
TAC	- Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Sector or Industry	December 31, 2016

Sector or Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	52.2
Asset-Backed Securities	13.5
Banks	4.0
U.S. Treasury Securities	3.4
REIT	2.6
Residential Mortgage-Backed Securities — Agency	1.6
Commercial Mortgage-Backed Securities — Non-Agency	1.4
Municipal Bonds	1.4
Commercial Mortgage-Backed Securities — Agency	1.1
Healthcare-Services	1.0
Media	1.0
Telecommunications	1.0
Airlines	0.9
Electric	0.9
Pharmaceuticals	0.9
Pipelines	0.9
Insurance	0.8
Biotechnology	0.6
Miscellaneous Manufacturers	0.6
Real Estate	0.5
Aerospace/Defense	0.4
Auto Manufacturers	0.4
Beverages	0.4
Engineering & Construction	0.4
Packaging & Containers	0.4
Computers	0.3
Diversified Financial Services	0.3
Retail	0.3
Software	0.3
Chemicals	0.2
Entertainment	0.2
Food	0.2
Commercial Services	0.1
Food Service	0.1
Home Improvement	0.1
Lodging	0.1
Oil & Gas	0.1
Semiconductors	0.1
Environmental Control	0.0	*
Healthcare-Products	0.0	*
Short-Term Investments	5.0
Money Market Investments	2.3

Total	102.0%

*	Value rounds to less than 0.1% of net assets

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$36,503,745	$813,109	$37,316,854
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities — Agency	—	3,199,481	—	3,199,481
Commercial Mortgage-Backed Securities — Non-Agency	—	2,759,114	1,034,557	3,793,671
Residential Mortgage-Backed Securities — Agency	—	4,406,217	—	4,406,217
Residential Mortgage-Backed Securities — Non-Agency	—	141,123,179	3,556,813	144,679,992
Corporate Bonds*	—	52,381,078	769,766	53,150,844
Municipal Bonds	—	3,947,904	—	3,947,904
U.S. Treasury Securities	9,393,866	—	—	9,393,866

Total Fixed Income Securities	9,393,866	244,320,718	6,174,245	259,888,829

Equity Securities
Common Stock*	2,445,483	—	29,176	2,474,659
Money Market Investments	6,279,785	—	—	6,279,785
Short-Term Investments	7,381,534	6,603,746	—	13,985,280

Total Investments	25,500,668	250,924,464	6,203,421	282,628,553

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	98,892	—	98,892
Futures
Equity Risk	7,621			7,621
Interest Rate Risk	72,515	—	—	72,515

Total Investments	$25,580,804	$251,023,356	$6,203,421	$282,807,581

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(25,263)	$—	$(25,263)

Total	$—	$(25,263)	$—	$(25,263)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2016

ASSETS:
Investments, at Value (Cost: $271,474,333)	$282,628,553
Cash	148,026
Interest and Dividends Receivable	1,402,601
Unrealized Appreciation on Forward Foreign Currency Contracts	98,892
Prepaid Expenses	24,552
Receivable for Securities Sold	53,796

Total Assets	284,356,420

LIABILITIES:
Distributions Payable	5,960,869
Payables for Securities Purchased	883,224
Accrued Other Expenses	147,823
Accrued Investment Advisory Fees	140,500
Payable for Daily Variation Margin on Open Financial Futures Contracts	42,146
Unrealized Depreciation on Forward Foreign Currency Contracts	25,263
Accrued Directors’ Fees and Expenses	14,596
Commitment Fee Payable on Open Line of Credit	10,218

Total Liabilities	7,224,639

NET ASSETS	$277,131,781

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,686,957 shares issued and outstanding)	$476,870
Paid-in Capital	268,963,513
Accumulated Net Realized Loss on Investments, Futures Contracts and Foreign Currency	(4,931,895)
Undistributed Net Investment Income	1,315,308
Net Unrealized Appreciation on Investments, Futures Contracts and Foreign Currency	11,307,985

NET ASSETS	$277,131,781

NET ASSET VALUE PER SHARE	$5.81

MARKET PRICE PER SHARE	$5.33

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2016

INVESTMENT INCOME:
Income
Interest	$14,253,972
Dividends	310,238
Other	58,698

Total Investment Income	14,622,908

Expenses
Investment Advisory Fees	1,648,796
Proxy Expense	170,300
Audit and Tax Service Fees	149,606
Directors’ Fees and Expenses	87,837
Insurance Expense	59,345
Listing Fees	48,758
Transfer Agent Fees	46,899
Printing and Distribution Costs	37,605
Commitment Fee on Open Line of Credit	35,000
Legal Fees	23,472
Custodian Fees	22,987
Accounting Fees	20,167
Administration Fees	15,592
Miscellaneous Expense	13,587

Total Expenses	2,379,951

Net Investment Income	12,242,957

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY:
Net Realized Gain on:
Investments	2,555,646
Foreign Currency	614,159
Futures Contracts	517,547
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,690,903)
Foreign Currency	73,629
Futures Contracts	129,350

Net Realized Gain and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency	199,428

INCREASE IN NET ASSETS FROM OPERATIONS	$12,442,385

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2016	Year Ended December 31, 2015
OPERATIONS:
Net Investment Income	$12,242,957	$10,488,828
Net Realized Gain on Investments, Futures Contracts, Written Options and Foreign Currency	3,687,352	2,172,921
Change in Unrealized Depreciation on Investments, Futures Contracts, Written Options and Foreign Currency	(3,487,924)	(8,321,847)

Increase in Net Assets Resulting from Operations	12,442,385	4,339,902

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(10,143,016)	(10,243,159)
From Realized Gains	(3,099,652)	—

Total Distributions	(13,242,668)	(10,243,159)

Total Decrease in Net Assets	(800,283)	(5,903,257)

NET ASSETS:
Beginning of Year	277,932,064	283,835,321

End of Year	$277,131,781	$277,932,064

Undistributed (Overdistributed) Net Investment Income	$1,315,308	$(1,735,593)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Fund uses the accrual method of accounting for financial reporting purposes.

Security Valuation:    Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”).

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Equity securities.    Equity securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Foreign currency contracts.    The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of December 31, 2016 is listed after the Investments by Sector or Industry.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2016.

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 2 — Significant Accounting Policies (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non-Agency	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2015	$1,281,305	$675,801	$3,495,274	$—	$51,524	$5,503,904
Accrued Discounts (Premiums)	—	(18,012)	(697,562)	—	—	(715,574)
Realized Gain (Loss)	—	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(468,196)	(163,103)	(554,389)	(125,258)	6,796	(1,304,150)
Purchases	—	539,871	1,313,490	—	58,290	1,911,651
Sales	—	—	—	—	(87,434)	(87,434)
Transfers in to Level 3 (1)	—	—	—	895,024	—	895,024
Transfers out of Level 3 (1)	—	—	—	—	—	—

Balance as of December 31, 2016	$813,109	$1,034,557	$3,556,813	$769,766	$29,176	$6,203,421

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016	$(468,196)	$(163,103)	$(554,389)	$(125,258)	$6,796	$(1,304,150)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of December 31, 2016 are as follows:

Description	Fair Value at December 31, 2016	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$813,109	Third-party Broker	Broker Quotes	$61 to $63	$62.19
Commercial Mortgage-Backed Securities — Non-Agency	$1,034,557	Third-party Vendor	Vendor Prices	$6.015 to 6.336	$6.218
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,695,621	Third-party Vendor	Vendor Prices	$0.913 to $2.947	$1.332
Residential Mortgage-Backed Securities — Non-Agency (Interest Only Securities)	$1,861,192	Third-party Vendor	Vendor Prices	$0.80 to $18.856	$4.109
Corporate Bonds Electric	$769,766	Third-party Vendor	Vendor Price	$84.5	$84.5
Common Stock — Electric	$29,176	Third-party Vendor	Vendor Price	$2.584	$2.584

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of its Pricing Committee in accordance with the guidelines established by the Board and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The Pricing Committee consists of the Fund’s President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from TCW’s portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:     Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Distributions:     Distributions to shareholders are recorded on each ex-dividend date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 2 — Significant Accounting Policies (Continued)

For the year ended December 31, 2016, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Futures Contracts (1)	$7,621	$—	$72,515	$80,136
Forward Contracts	—	98,892	—	98,892

Total Value	$7,621	$98,892	$72,515	$179,028

Liability Derivatives
Forward Contracts	$—	$(25,263)	$—	$(25,263)

Total Value	$—	$(25,263)	$—	$(25,263)

Statement of Operations:
Realized Gain
Futures Contracts	$238,714	$—	$278,833	$517,547
Forward Contracts	—	609,049	—	609,049

Total Realized Gain	$238,714	$609,049	$278,833	$1,126,596

Change in Appreciation on:
Futures Contracts	$53,633	$—	$75,717	$129,350
Forward Contracts	—	73,629	—	73,629

Total Change in Appreciation	$53,633	$73,629	$75,717	$202,979

Number of Contracts (2)
Futures Contracts	37	—	49	86
Forward Contracts (Notional Amount)	$—	$7,889,085	$—	$7,889,085

(1)	Includes cumulative appreciation of futures contracts as reported in the Schedule of Investments. Only variation margin on December 31, 2016 is reported within the Statement of Assets and Liabilities.
(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended December 31, 2016.

Counterparty Credit Risk:     Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:     For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.

Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Fund’s OTC derivatives by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Fund as of December 31, 2016:

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America Forward Currency Contracts	$—	$(25,263)	$(25,263)	$—	$(25,263)
Citibank N.A. Forward Currency Contracts	91,767	—	91,767	—	91,767
JP Morgan Chase Bank Forward Currency Contracts	7,125	—	7,125	—	7,125

Total	$98,892	$(25,263)	$73,629	$—	$73,629

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Note 3 — Portfolio Investments

Forward Foreign Currency Contracts:     The Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at December 31, 2016 are disclosed in the Schedule of Investments.

Futures Contracts:     The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the year ended December 31, 2016, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2016 are listed in the Fund’s Schedule of Investments.

Options:     The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at anytime before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the year ended December 31, 2016, the Fund did not purchase or write any option contracts.

Swap Agreements:     The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement,

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 3 — Portfolio Investments (Continued)

but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2016, the Fund did not enter into such agreements.

Mortgage-Backed Securities:     The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 3 — Portfolio Investments (Continued)

on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements:     The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at December 31, 2016.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:     The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending:     The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the year ended December 31, 2016.

Use of Estimates:     The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 4 — Risk Considerations

Market Risk:     The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:     The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:     The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:     The Fund may invest in mortgage-backed (“MBS”) or other asset-backed securities (“ABS”). The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:     Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will achieve its objective with these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:     The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 4 — Risk Considerations (Continued)

loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity—a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:     The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair values recorded in the Fund’s Statement of Assets and Liabilities.

Note 5 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended December 31, 2016, the Fund distributed, on a tax basis, $11,828,749 of ordinary income and long term capital gains of $1,413,919. For the previous year ended December 31, 2015, the Fund distributed, on a tax basis, $10,243,159 of ordinary income. The Fund had undistributed ordinary income of $1,414,387 and $0 at December 31, 2016 and 2015, respectively, on a tax basis.

At December 31, 2016, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$17,989,888
Unrealized (depreciation)	(6,931,008)

Net unrealized appreciation	$11,058,880

Cost of Investments for federal income tax purposes	$271,569,673

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2016:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$950,960
Accumulated Net Realized Loss on Investments	$(950,960)

The Fund did not have any unrecognized tax benefits at December 31, 2016, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties

TCW Strategic Income Fund, Inc.

December 31, 2016

Note 5 — Federal Income Taxes (Continued)

were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 6 — Investment Advisory and Service Fees

As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fee, the Fund’s Board has approved an annual amount for the Fund to reimburse the Advisor for a portion of its costs associated with implementing the Fund’s Rule 38a-1 compliance program. The amount is accrued on a daily basis and included in the Statement of Operations. However, the Advisor has waived its reimbursement request since April 2016.

Note 7 — Purchases and Sales of Securities

For the year ended December 31, 2016, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $88,096,181 and $69,843,831, respectively, for non-U.S. Government securities, and aggregated to $13,216,157 and $4,250,925, respectively, for U.S. Government securities. Purchases include the Fund’s purchase of certain securities from affiliated investment accounts for a total of $2,684,867 in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Note 8 — Directors’ Fees

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $87,837 from the Fund for the year ended December 31, 2016. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.

Note 9 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at December 31, 2016 are listed below:

Issuer Description	Acquisition Date	Aggregate Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.312%, due 09/10/45	2/13/15-2/26/15	$806,709	$515,970	0.19%
Mach Gen, LLC, (Common Stock)	11/12/15	58,290	29,176	0.01%

		$864,999	$545,146	0.20%

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 10 — Loan Outstanding

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.00%. There is also an annual facility fee of $35,000, which is shown on the Statement of Operations. The Fund did not have any borrowings during the year ended December 31, 2016.

Note 11 — Indemnifications

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by the Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 12 — Recently Issued Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value Per Share, Beginning of Year	$5.83	$5.95	$5.82	$5.60	$4.94

Income from Operations:
Net Investment Income (1)	0.26	0.22	0.24	0.31	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.00 (2)	(0.13)	0.14	0.30	0.78

Total from Investment Operations	0.26	0.09	0.38	0.61	1.21

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.21)	(0.25)	(0.39)	(0.55)
Distributions from Net Realized Gains	(0.07)	—	—	—	—

Total Distributions	(0.28)	(0.21)	(0.25)	(0.39)	(0.55)

Net Asset Value Per Share, End of Year	$5.81	$5.83	$5.95	$5.82	$5.60

Market Value Per Share, End of Year	$5.33	$5.27	$5.39	$5.34	$5.36

Net Asset Value Total Return (3)	4.49%	1.60%	6.66%	11.19%	24.95%
Market Price Return (4)	6.56%	1.83%	5.66%	6.92%	22.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$277,132	$277,932	$283,835	$277,337	$266,798
Ratio of Expenses Before Interest Expense to Average Net Assets	0.84%	0.87%	0.85%	0.91%	1.03%
Ratio of Interest Expense to Average Net Assets	0.01%	0.01%	0.02%	0.11%	0.21%
Ratio of Total Expenses to Average Net Assets	0.85%	0.88%	0.87%	1.02%	1.24%
Ratio of Net Investment Income to Average Net Assets	4.38%	3.70%	4.05%	5.25%	7.88%
Portfolio Turnover Rate	29.20%	24.81%	12.09%	34.97%	35.09%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.
(4)	Based on market price per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Strategic Income Fund, Inc.

Los Angeles, California

We have audited the accompanying statement of assets and liabilities of TCW Strategic Income Fund, Inc.

(the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financials highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

February 20, 2017

TCW Strategic Income Fund, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund (the “Board”), including the directors who are not “interested persons” of either the Fund or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 26, 2016, the Board, including the Independent Directors, approved the continuation of the Current Agreement for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 7, 2016 and September 26, 2016 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings and their other meetings, the Board (including all of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services

The Independent Directors considered the general nature, extent, and quality of services provided and expected to be provided by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Fund, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where the Advisor and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Fund. The Independent Directors noted the Advisor’s responsibility to supervise the activities of the Fund’s various service providers, as well as to support the Independent Directors at their meetings, prepare regulatory filings, and provide various operational personnel.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention to the Fund as well as resources and infrastructure, noting also the Advisor’s description of its stable team and deep bench of personnel. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent hiring of professionals in various areas over the past several years, including additional analysts on the equity research team and emerging markets team, a new Chief Data Officer, upgrading resources in the middle office and back office operations and other areas, as well as its continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered the breadth of the

TCW Strategic Income Fund, Inc.

Investment Management and Advisory Agreement (Continued)

compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Fund. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Fund by the Advisor under the Current Agreement.

Investment Performance

The Independent Directors reviewed information about the Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge, an independent third party consultant, which provided a comparative analysis of the performance of the Fund with the performance of similar funds over one-, three-, five- and ten-year periods. The Independent Directors noted the peer group category and that it included only leveraged closed-end funds even though the Fund currently employs no leverage. Broadridge also commented on the difficulty of establishing a peer group of funds for the Fund given the substantial differences in strategies and portfolio holdings for funds with the same investment objective. Within one peer group provided, the Fund had below median performance for the one-, three- and five-year periods, but top quintile performance for the ten-year period. For another peer group, the Fund’s performance was at or above the median for the one-, five-, and ten-year periods, but below for the three-year period. The Board noted the absence of leverage for the Fund and other differences from funds comprising the peer group. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Fund.

Advisory Fees and Profitability

The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Fund, advisory fees paid by other funds in the Fund’s peer group, and advisory fees paid to the Advisor under advisory contracts with respect to other clients and funds. The Independent Directors noted that the investment advisory fee rate charged by the Advisor to the Fund was below the median of its peer group. The Independent Directors reviewed related materials prepared by the Advisor. The Independent Directors also noted that the Advisor does not manage any separate accounts or other funds with an investment strategy substantially similar to the current strategy of the Fund.

The Independent Directors considered the costs of services provided to the Fund by the Advisor and profits realized by the Advisor and its affiliates from their relationship with the Fund. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability evaluation methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Fund were reasonable.

Based on these various considerations, the Independent Directors concluded that the contractual management fee of the Fund under the Current Agreement is fair and bears a reasonable relationship to the services rendered by the Advisor.

Expenses and Economies of Scale

The Independent Directors noted that the total expenses of the Fund were below the median of expenses incurred by other funds in its peer group. The Independent Directors considered the potential of the Advisor and the Fund to achieve economies of scale as the Fund grows in size and whether the advisory fees in the Current Agreement reflect those economies of scale. The Board noted that, as a closed-end fund, there is limited potential for the Fund to experience significant asset growth other than through

TCW Strategic Income Fund, Inc.

capital appreciation and income production. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Fund. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expensive reimbursements. The Independent Directors noted the Current Agreement with the Advisor has a fee breakpoint and concluded that the current fee arrangements were appropriate given the current size and structure of the Fund and adequately reflected any economies of scale.

Ancillary Benefits

The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Fund, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Fund in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationship with the Fund are reasonably related to the services provided by the Advisor to the Fund.

Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Current Agreement was in the best interests of the Fund and its shareholders.

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or

2.	By going to the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available without charge:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy.

You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on October 20, 2016 as part of its Annual Written Affirmation.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting of Shareholders

The annual meeting of shareholders (the “Annual Meeting”) of the Fund was held on September 27, 2016. At the meeting, the following matters were submitted to a shareholder vote:

1)	Election of Directors – the shareholders of the Fund elected the following Directors to serve on the Board of Directors until their successors have been duly elected and qualified.

Director	Votes Cast For	Votes Against/ Withheld
Samuel P. Bell	34,013,005	9,163,916
David S. DeVito	34,024,264	9,152,657
John A. Gavin	33,990,927	9,185,994
Patrick C. Haden	33,925,050	9,251,871
David Lippman	33,969,969	9,206,952
Peter McMillan	33,940,493	9,236,428
Charles A. Parker	33,938,119	9,238,802
Victoria B. Rogers	33,948,009	9,228,912
Andrew Tarica	33,974,807	9,202,114

2)	Ratification of Selection of Independent Registered Public Accounting Firm – the shareholders of the Fund approved the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for the Fund for the fiscal year ended December 31, 2016.

For	Against	Abstain	Non-votes
34,042,158	8,805,140	329,624	0

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s NAV per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the NAV, you will receive shares at a price equal to the higher of the NAV per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #30170, College Station, TX 77842-3170, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Sub-chapter M of the Code.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of nine directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of the Fund since October 2002.	Private Investor.	Point 360 (post production services); TCW Funds, Inc. (mutual fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Hotchkis and Wiley Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of the Fund since May 2001.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016) University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (manager of real estate investment trusts); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITs (real estate investments); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Funds, Inc. (mutual fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Funds, Inc. (mutual fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the Fund since October 2011.	President (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Funds, Inc. (mutual fund).

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); and Employee (since 2015), Cowen & Co, previously Concept Capital Markets, LLC (from 2005 until 2011, known as Sanders Morris Harris, a Houston-based broker-dealer) (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Funds, Inc. (mutual fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue, 22nd floor, Los Angeles, CA 90071.

Interested Directors

Each of these directors is an “interested person” of the Fund as defined in the 1940 Act because he or she is a director and/or officer of the Advisor, and/or a shareholder and director of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (1962) President and Chief Executive Officer	Indefinite term; Mr. DeVito has served as a director of the Fund since January 2008, and as President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since October 2013), the Advisor, The TCW Group, Inc., Metropolitan West Asset Management LLC, TCW Asset Management Company LLC, and TCW LLC (since January 2016); President and Chief Executive Officer (since January 2014), TCW Funds, Inc. and TCW Alternative Funds (since 2014); Chief Financial Officer and Treasurer (since 2010), Metropolitan West Funds.	TCW Funds, Inc. (mutual fund).
David Lippman (1958)	Indefinite term; Mr. Lippman has served as a director of the Fund since January 2014.	President and Chief Executive Officer, The TCW Group, Inc. (since August 2012), TCW LLC (since October 2015), the Advisor (since February 2013) and TCW Asset Management Company LLC (since February 2013); Chief Executive Officer , Metropolitan West Asset Management LLC (since February 2013); President and Principal Executive Officer, Metropolitan West Funds (since January 2008).	None.

TCW Strategic Income Fund, Inc.

The officers of the Fund who are not directors of the Fund are:

Name and Address (2)	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds, TCW Funds, Inc. and TCW Alternative Funds; Managing Director and Director of Tax (since August 2016), TCW LLC. Previously, Vice President of Corporate Tax and Payroll (1988 – July 2016) for Health Net, Inc. (healthcare).
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), the Advisor, The TCW Group Inc., TCW Asset Management Company LLC and Metropolitan West Asset Management LLC; Senior Vice President, General Counsel, Secretary, TCW Funds, Inc., Metropolitan West Funds (since February 2013). Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).
Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Managing Director and Global Chief Compliance Officer (since January 2016), TCW LLC, Advisor, and TCW Asset Management Company LLC (since August 2014); Chief Compliance Officer, TCW Funds, Inc. and Metropolitan West Funds (since 2014) and TCW Alternative Funds (since 2015); Global Chief Compliance Officer, The TCW Group, Inc. (since August 2014). Previously, Managing Director, New York Life Investments and Chief Compliance Officer, MainStay Funds.
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2014), TCW Alternative Funds; Managing Director, Chief Financial Officer and Assistant Secretary (since February 2013), Metropolitan West Asset Management LLC; Managing Director, Chief Financial Officer and Assistant Secretary (since July 2008), the Advisor, The TCW Group, Inc., TCW Asset Management Company LLC; Treasurer and Principal Financial and Accounting Officer, TCW Funds, Inc. (since 2014).

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

TCW Strategic Income Fund, Inc.

Directors and Officers (Continued)

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Assistant Treasurer of TCW Alternative Funds and the Fund, and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC and the Advisor, is Assistant Secretary of TCW Alternative Funds and the Fund.

TCW Strategic Income Fund, Inc.

865 South Figueroa Street	INVESTMENT ADVISOR	DIRECTORS
Los Angeles, California 90017	TCW Investment Management Company LLC	Samuel P. Bell
	865 South Figueroa Street	Director
866 227 8179	Los Angeles, California 90017	David S. DeVito
www.TCW.com		Director, President, and Chief Executive Officer
TRANSFER AGENT, DIVIDEND REINVESTMENT
	AND DISBURSEMENT AGENT AND REGISTRAR	John A. Gavin
	Computershare	Director
	P.O. Box #30170 College Station, TX 77842-3170	Patrick C. Haden
Director and Chairman

	INDEPENDENT REGISTERED	David B. Lippman
	PUBLIC ACCOUNTING FIRM	Director
	Deloitte & Touche LLP 555 West 5th Street Los Angeles, California 90013	Peter McMillan
Director

	CUSTODIAN & ADMINISTRATOR State Street Bank & Trust Company One Lincoln Street Boston, Massachusetts 02111	Charles A. Parker Director
Victoria B. Rogers Director
	LEGAL COUNSEL Paul Hastings LLP 55 Second Street San Francisco, California 94105	Andrew Tarica Director

OFFICERS
Meredith S. Jackson
Senior Vice President, General Counsel,
and Secretary

Richard Villa
Treasurer, and Principal Financial
and Accounting Officer
Jeffrey A. Engelsman
Chief Compliance Officer
and Anti-Money Laundering Officer

Lisa Eisen
Tax Officer

George N. Winn
Assistant Treasurer

Patrick W. Dennis
Assistant Secretary

TSIart9445    1/30/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has three members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2016	2015

$75,000	$80,000

(b) Audit-Related Fees

For the fiscal years December 31, 2016 and December 31, 2015, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2016	2015

$0	$0

(c) Tax Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2016	2015

$5,400	$5,250

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2016	2015

$0	$0

(e) (1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the Registrant’s accountant for services rendered to the Registrant, or rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Registrant’s Audit Committee members, consisting solely of independent directors, are:

Samuel P. Bell

John A. Gavin

Patrick C. Haden

Peter McMillan

Charles A. Parker

Victoria B. Rogers

Andrew Tarica

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Portfolio Managers

Mitch Flack

Portfolio manager and Managing Director, TCW Investment Management Company LLC and, Metropolitan West Asset Management, LLC and TCW LLC. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane

Portfolio manager and Group Managing Director, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann

President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company LLC, TCW LLC, The TCW Group, Inc. and TCW Asset Management Company LLC. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Tad Rivelle

Portfolio manager, Group Managing Director, and Chief Investment Officer - Fixed Income, TCW Investment Management Company LLC, TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen

Portfolio manager and Group Managing Director, TCW Investment Management Company LLC, TCW LLC, Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

The foregoing information regarding the Registrant’s portfolio managers is as of February 1, 2017.

(a) (2) Other Accounts Managed as of December 31, 2016 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	2	$10,934	7	$2,234	21	$5,913	0	$0	22	$1,570	2	$261
Stephen Kane	30	$107,175	25	$8,378	233	$31,983	0	$0	23	$1,711	9	$4,781
Laird R. Landmann	28	$107,182	22	$7,214	233	$31,983	0	$0	23	$1,711	9	$4,781
Tad Rivelle	29	$116,855	22	$7,178	233	$31,983	0	$0	23	$1,711	9	$4,781
Bryan Whalen	26	$116,834	19	$7,142	226	$30,547	0	$0	23	$1,711	9	$4,781

Conflicts

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a) (3) Portfolio Manager Compensation

The overall objective of TCW Investment Management Company LLC’s (“Advisor”) compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Profit Sharing. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals’ contributions to TCW and its clients, including qualitative and quantitative contributions.

The profit sharing percentage used to compensate a portfolio manager for investment services related to the Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, “the TCW Advisors”). In some cases, the profit sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where it is determined that the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 vested over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

(a) (4) Share Ownership in Registrant as of December 31, 2016

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill

Mitch Flack						X
Stephen Kane							X
Laird Landmann					X
Tad Rivelle							X
Bryan Whalen					X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	EX-99.CODE – Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	EX-99.(c) – Proxy Voting Policies and Procedures are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	February 24, 2017

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	February 24, 2017